Receivable for Issuance of Ordinary Shares	12 Months Ended
Mar. 31, 2025
Receivable for Issuance of Ordinary Shares [Abstract]
Receivable for issuance of ordinary shares
21.	Receivable for issuance of ordinary shares

The Company issued preferred shares to investors, which to be settled by the investors after Shanghai Guangcheng repaid the Loan from CMB and Loan from Chong Li to the investors. The Company recorded a receivable for issuance of preferred shares in mezzanine equity for the consideration of the preferred shares not yet received from the investors. After the completion of the IPO in October 2020, the preferred shares were automatically converted into Class A ordinary shares. The Company accounted for the consideration of such-converted ordinary shares as receivable for issuance of ordinary shares under shareholders’ equity.

In September 2023, Shanghai Guangcheng entered into a debt waiver agreement with Chong Li, which provided that Chong Li waivered RMB75.28 million of the borrowings payable not yet paid by Shanghai Guangcheng (Note 20). At the same time, the Company entered into a debt waiver agreement with Superb Origin, which provided that the Company would waive the outstanding investment amount of USD 11.25 million payable by Superb Origin to it. Accordingly, the Company offset the waiver amount against “other debts” and “receivable for issuance of ordinary shares” accordingly.

During the years ended March 31, 2024 and 2025, the Company received RMB8.8 and RMB9.8 million from the receivable for issuance of ordinary shares. For the years ended March 31, 2024 and 2025, the Company recorded no interest income for both periods. As of March 31, 2024 and 2025, the balances of receivable for issuance of ordinary shares were RMB16.0 million and RMB6.2 million, respectively.